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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report August 15, 2002



                            BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





         New York                        1-9860              22-1927534

      (State or other jurisdiction      Commission          (IRS Employer
      of  incorporation)           File Number)        Identification No.)





      Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519

       (Address of principal executive offices)                 (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)








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Item 5.  Other Information.

On August 14, 2002, Barr Laboratories, Inc. issued a press release announcing results for fiscal year 2002 and fourth quarter 2002. A copy of the release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

The Registrant hosted a conference call and webcast at 9:00 AM Eastern Time on August 14, 2002 to discuss the results. A replay of the conference call has been extended and will be available until 11:59 PM Eastern Time on Monday, August 19, 2002, and can be accessed by dialing 800-475-6701 in the United States and 320-365-3844 Internationally, using the access code 648147.


Exhibit Number                   Exhibit
--------------                   --------
         99.0                    Registrant's August 14, 2002 earnings release







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                                   SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BARR LABORATORIES, INC.


Dated: August 15, 2002                    /s/ Willian T. McKee
                                         ----------------------------

                                              William T. McKee
                                              Senior Vice President,
                                              Chief Financial Officer,
                                              Treasurer and Secretary